                                                                    Exhibit 99-D

KPMG LLP Letterhead

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
Minnesota Life Insurance Company and
Policy Owners of Minnesota Life Variable Life Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "Experts" in Part I of the Registration Statement.

                             KPMG LLP

Minneapolis, Minnesota
April 26, 2001